Principal National Life Insurance Company Variable Life Separate Account

Supplement dated December 9, 2015 to the Statutory Prospectuses dated May 1, 2015 for:

Principal Variable Universal Life Income III

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.

Principal National Life Insurance Company (“PNL”) has been informed by Principal Variable Contracts, Inc. (“PVC”) that the PVC Money Market Account (the underlying fund for the Money Market Division) will liquidate on April 8, 2016. As a result, PNL has decided to take the following steps:

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For New Contract Owners: On or about February 6, 2016, the Money Market Division will no longer be available to new contract owners, and the Fidelity VIP Government Money Market Division will be added as a new division. On or about February 6, 2016, for new contract owners, PNL will begin using the Fidelity VIP Government Money Market Division as the money market division for certain insurance purposes, including for premiums submitted before and during the “free look” period and for pending applications with which premiums are submitted.  If you have a pending application on February 6, 2016 for which a policy has not yet been issued, the Fidelity VIP Government Money Market Division will be used for premiums you submit with your application pending the issuance of your policy, as well as for the free look period once your policy is issued.

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For Existing Contract Owners: PNL has filed an application with the Securities and Exchange Commission (“SEC”) to allow it to move all assets that remain in the Money Market Division, which invests in the PVC Money Market Account (the “Existing Fund”), on April 8, 2016 into the Fidelity VIP Government Money Market Division, which invests in the Fidelity VIP Government Money Market Fund (the “Replacement Fund”). PNL believes the proposed substitution is in the best interests of contract owners. The investment objectives of the Existing Fund and Replacement Fund are substantially similar. The Company will bear all expenses related to the substitution, and there will be no tax consequences for you. Information about the Replacement Fund is set forth below, and the Replacement Fund’s prospectus has been or will be provided to you. Please note that no action is required on your part at this time, nor will you need to take any action if the SEC approves the substitution. If the substitution is approved, affected contract owners will be permitted to make at least one transfer from the Money Market Division (beginning at least 30 days before the substitution date) or the Fidelity VIP Government Money Market Division (through at least 30 days after the substitution date) to another available investment option under the policies without charge.

TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about February 6, 2016, add the following alphabetically in the list:

Fidelity VIP Government Money Market Division

Invests in:	Fidelity VIP Government Money Market Portfolio - Service Class

Investment Advisor:	Fidelity Management & Research Company

Investment Objective:	seeks as high a level of current income as is consistent with preservation of capital and liquidity.

On or about February 6, 2016, replace the Money Market Division heading with the following:

Money Market Division (no longer available to new investors with an application signature dated on or after 02/06/2016 or to investors with applications pending on such date)

On or about April 8, 2016, delete the section for Money Market Division.